                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Metrika Systems Corporation:


     As independent public accountants, we hereby consent to the use of our reports dated February 17, 1998(and to all references to our Firm) included in or made a part of this Registration Statement on Form S-1 and related Prospectus of Metrika Systems Corporation.



                                            /S/ ARTHUR ANDERSEN LLP


Boston, Massachusetts

April 24, 1998